UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

August 14, 2006

Date of report (Date of earliest event reported)

BUCA, INC.

(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-25721	41-1802364
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 Nicollet Mall, Suite 5003 Minneapolis, Minnesota	55403
(Address of Principal Executive Offices)	(Zip Code)

Telephone Number: (612) 225-3400

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

In its Current Report on Form 8-K dated August 14, 2006, BUCA, Inc. (the “Company”) disclosed that the Audit Committee of the Board of Directors of the Company had dismissed Deloitte & Touche LLP (“Deloitte & Touche”) as the Company’s independent registered public accounting firm effective on that date.

The Company provided Deloitte & Touche with a copy of the Company’s disclosures in the Company’s Current Report on Form 8-K dated August 14, 2006, and requested that Deloitte & Touche promptly furnish a letter stating whether or not it agreed with those disclosures. The Company files this amendment to the Current Report on Form 8-K to provide a copy of the letter received from Deloitte & Touche, which is attached hereto as Exhibit 16.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 21, 2006	BUCA, INC.
(Registrant)

	By	/s/ Richard G. Erstad
Richard G. Erstad
General Counsel and Secretary